UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.    )

Check the appropriate box:

x	Preliminary Information Statement
o	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
o	Definitive Information Statement

WORLD ENERGY SOLUTIONS, INC.

(Name of Registrant As Specified in Charter)

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World Energy Solutions, Inc.

3900 31st St. N.

St. Petersburg, FL 33714

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

This notice and information statement (the “Information Statement”) will be mailed on or about February 21, 2008 to the stockholders of record, as of February 11, 2008, of World Energy Solutions, Inc., a Florida corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	The following individuals are elected to and shall constitute the Board of Directors of the Company: Benjamin C. Croxton, Mike Prentice, Peter W. James, Robert C. Kratz and David P. Zazoff; and

(2)	Ferlita, Walsh & Gonzalez, P.A. has been approved to be the Company’s independent auditor for the year ending December 31, 2007.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this notice carefully. It contains information applicable to the actions described above. Additional information about the Company is contained in its periodic reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

For the Board of Directors of
WORLD ENERGY SOLUTIONS, INC.

/s/ Benjamin C. Croxton
Benjamin C. Croxton,
Chief Executive Officer

February 12, 2008

World Energy Solutions, Inc.

3900 31st St. N.

St. Petersburg, FL 33714

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to Written Consents of the Majority Stockholders of the Company.

(1)	The following individuals are elected to and shall constitute the Board of Directors of the Company: Benjamin C. Croxton, Mike Prentice, Peter W. James, Robert C. Kratz and David P. Zazoff; and

(2)	Ferlita, Walsh & Gonzalez, P.A. has been approved to be the Company’s independent auditor for the year ending December 31, 2007.

The Board of Directors has fixed the close of business on February 11, 2008, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Comment Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business February 11, 2008, the Record Date, are entitled to notice of the action to be effective on March 12, 2008. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of stockholders to approve this action is made possible by the Florida Business Corporations Act, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding an annual meeting of our stockholders, the Company is utilizing the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s Common Stock as of February 11, 2008 for (i) all persons who are beneficial owners of five percent or more of the Company’s Common Stock, (ii) each director and nominee for director, (iii) the Company’s Chief Executive Officer and the other executive officers named in the Summary Compensation Table below, and (iv) all current executive officers and directors as a group as of February 11, 2008. Except as noted below regarding director, Robert C. Kratz, the following individuals and entities submitted written consents to the Company to facilitate the action described in this Information Statement and did not solicit any other person or entity with respect to the action taken. Director Robert C. Kratz submitted a written consent to appoint Ferlita Walsh & Gonzalez, P.A. as the Company’s independent auditor but abstained from voting for the members of the board of directors.  The number of votes to elect the board of directors was otherwise sufficient without the vote of Mr. Kratz’s shares on such matter.

Title of Class	Names and Address of Individual or Identity of Group	Amount and Nature of Beneficial Ownership*	Approximate % of Class**

Common	Benjamin C. Croxton 920 16th Avenue, N. St. Petersburg FL 33704	4,664,000	10.40%

Common	Mike Prentice 7944 9th Avenue South St. Petersburg, FL 33707	4,498,000	10.02%

Common	Peter W. James 120 79th Street South St. Petersburg, FL 33707	330,000.74%

Common	Robert C. Kratz 10110 Tarpon Springs Rd. Odessa, FL 33556	2,000,000	4.45%

Common	ZA Consulting, Inc. David P. Zazoff, Managing Director 116 West 23rd Street New York, NY 10003	80,000.17%

Common	UTEK Corporation 2109 E. Palm Ave. Tampa, FL 33605	16,119,672	35.94%

Common	All Officers and Directors as a Group	11,572,000	25.8%

*Securities “beneficially owned” are determined in accordance with the definition of “beneficial ownership” as set forth in regulations promulgated under the Securities Exchange Act of 1934, and accordingly may include securities owned by or for, among others, the spouse and/or minor children of an individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within sixty days of the date hereof through the exercise of options, or otherwise.

**Percentage of beneficial ownership is based upon 44,845,811 shares of Common Stock, all of which were outstanding on February 11, 2008. For each named person, this percentage includes Common Stock of which such person has the right to acquire beneficial ownership either currently or within 60 days of February 11, 2008, including, but not limited to, upon the exercise of an option; however, such Common

Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other person. Such calculation is required by General Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

As of January 31, 2008, the directors and executive officers of the Company were as follows:

Principal Occupation

Year First

and Other Major

Became

Name

Age

Affiliations

Director

Benjamin C. Croxton

59

CEO, CFO

2005

Mike Prentice

77

President

2005

Peter James

63

COO

2006

David Zazoff

31

Consultant, Director

2007

Robert Kratz

77

Director

2007

Benjamin C. Croxton served as Executive Vice President of Professional Technical Systems, Inc., a company engaged in the business of developing, manufacturing and selling electrical surge protection devices, from April 2003 to March 2004, and has served as its President from March 2004 through November 7, 2005 when Professional Technical Systems, Inc. merged into the Company. From June 2000 to the present, Mr. Croxton also has served as President of iTactical Services, Inc., which is engaged in the business of providing technical temp services to the telecom industry. Mr. Croxton is not a director of any other reporting company.

Mike Prentice has served as President of Professional Technical Systems, Inc. from April 1984 through November 7, 2005 when Professional Technical Systems, Inc. merged into the Company. Mr. Prentice is not a director of any other reporting company.

Mr. Peter James has extensive experience in international marketing and business finance. He has recently been appointed as Chief Operating Officer of the Company.  He created and managed his own management consulting firm and a public accounting practice following the founding of a regional consulting practice for Price Waterhouse, in the UK.  He was a founder Director of Cardiff World Trade Center, being involved in the planning and promotion of the entity, the arrangement of funding and monitoring of operations from its inauguration.  He is a Director of World Trade Centre (Holdings), Ltd, which owns, for development, a number of WTCA franchises in the UK.  He was first Chairman of the Board of World Trade Center Holdings, Inc. in the USA, where he is normally resident.  He owns a commercial property company in the UK.  In the USA, he is President of Euro-American Strategies, LLC, an international marketing company for defense and homeland security products and services.  He is also a member of the prestigious SPECTRUM Group of Washington defense consultants and lobbyists. Mr. James is not a director of any other reporting company.

Dr. Robert C. Kratz, D.M.V. was engaged in a full-time dental practice from 1955 through 2000.  In early 1980, Dr. Kratz obtained a mortgage license for the state of Florida.  He then funded over 100 first mortgages on owner-occupied homes.  In 1979, Dr. Kratz acquired agricultural land which was rezoned for residential purposes.  Thereafter Dr. Kratz participated in the construction of a wastewater treatment plant to service the residential development and continues to be an owner and officer of the franchise public utility.  Dr. Kratz has been an investor in the stock market since age 12.  Dr. Kratz has significant experience as an investor in the stock option market and has enjoyed substantial success in the buying and selling of listed stock options.  Dr. Kratz is not a director of any other reporting company.

David P. Zazoff was a junior associate at Zazoff Associates, LLC in New Jersey from 1999-2002 where he presented investment opportunities to financial institutions and accredited investors.  He also served as a Private Investment and Public Entity (PIPE) Agent and created investor presentations.  From

2002-2004 Mr. Zazoff was a Vice President at FOCUS Partners, LLC, a full-service investor relations agency in New York, where he engaged in strategic financial consulting for clients and made capital introductions.  From 2004 through the current date, Mr. Zazoff has been Managing Director of ZA Consulting, Inc. which serves as an investor relations/public relations agency of record for publicly traded companies.  Mr. Zazoff has successfully consulted for a company that transition from non-reporting Pinksheets to the NASDAQ Stock Exchange.  He also has organized institutional buy-side and sell-side road shows for clients.  Mr. Zazoff is not a director for any other reporting company.

Director Compensation, Meetings.  Directors, including directors also serving the Company in another capacity and receiving separate compensation therefore shall be entitled to receive from the Company as compensation for their services as directors such reasonable compensation as the board may from time to time determine, and shall also be entitled to reimbursements for any reasonable expenses incurred in attending meetings of directors. To date, the Board of Directors has received no compensation, and no attendance fees have been paid.  Utilizing the Nasdaq Rules regarding director independence, the Company has determined that Messrs Kratz and Zazoff are the only independent directors presently serving on the Board of Directors.  The Company Board of Directors undertook corporate action a total of fifteen times and held three meetings in the preceding year.  No incumbent director failed to attend less than 75% of the meetings held during the period such director was a member of the Board of Directors.

Litigation.  To the best of our knowledge, during the past five years, none of the following occurred with respect to a present director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the commodities futures trading commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Audit Committee.  The Company has recently established its audit committee to move towards compliance with all aspects of the Sarbanes-Oxley Act of 2002.  The Company’s audit committee members have participated in several telephone conversations as they organize and coordinate their efforts with the Company’s independent auditors and have met in person two times.  In furtherance of the Company’s policy to comply with the Sarbanes-Oxley Act of 2002, it has retained Sterling Management Group, a consulting firm specifically engaged in advising small business companies with respect to Sarbanes-Oxley compliance.  Although the audit committee has discussed various audit issues with the Company’s independent auditors, it has not discussed the Company’s audited financial statements with the independent auditors as such documents have not yet been completed as of the date of this Information Statement.  The audit committee intends to discuss the Company’s audited financial statements with the independent auditors prior to inclusion of such financial statements in the Company’s annual report. It is the intention of the audit committee to discuss with the independent auditors, those matters identified by the statement on Auditing Standards No. 61, as amended.  The audit committee also expects to receive from the independent auditors those written disclosures and the letter required by Independence Standards Board Standard No. 1 and will discuss such matters with the independent auditors prior to inclusion of the audited financial statements in the Company’s annual report.

The members of the audit committee are Peter W. James, David P. Zazoff and Daniel Kunitzer.  Messrs. Zazoff and Kunitzer are independent members of the audit committee.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

On January 31, 2006, the Company entered into employment agreements with its CEO/CFO, Benjamin C. Croxton and its President, Mike Prentice.  The agreements each call for annual salaries of $156,000 and issuance of 600,000 shares of Company common stock. The employment agreements contain a non-competition agreement and provide for severance pay equal to one year base salary.  Although Messrs. Croxton and Prentice each received the shares of common stock referenced in the employment agreements, all of such shares were cancelled by agreement with the Company before year end 2006.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table sets forth the compensation earned, by the Company’s Chief Executive Officers for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2005 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table will be collectively referred to as the “Named Officers.”

SUMMARY COMPENSATION TABLE

(three fiscal years ended December 31, 2005, 2006 and 2007)

    Annual

  Long Term

Compensation

Compensation

      Other

     Annual

   All Other

Name and Position

Year

Salary

Bonus

 Compensation

Compensation

David Weintraub

2005

$0

$0

$0

$0

Chief Executive Officer

(to June 29, 2005)

Glen Ostrowski

2005

$0

$0

$0

$0

President

(to June 29, 2005)

Tanya Ostrowski

2005

$0

$0

$0

$0

Secretary-Treasurer

(to June 29, 2005)

Rachel Steele

2005

$0

$0

$0

$0

Vice President

(to June 29, 2005)

Benjamin C. Croxton

2005

$10,216.90

$0

$0

$0

Chief Executive Officer

2006

$156,000.00

$0

$0

$0

Chief Financial Officer

2007

$156,000.00

$0

$0

$0

(Current CEO, CFO)

Mike Prentice

2005

$10,303.90

$0

$0

$0

President

2006

$156,000.00

$0

$0

$0

(Current President)

2007

$156,000.00

$0

$0

$0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 31, 2006, the Company entered into employment agreements with its CEO/CFO, Benjamin C. Croxton and its President, Mike Prentice.  The agreements call for annual salaries of $156,000 and issuance of 600,000 shares of Company common stock. The employment agreements contain a non-competition agreement and provide for severance pay equal to one year base salary.  Although Messrs.

Croxton and Prentice each received the shares of common stock referenced in the employment agreements, all of such shares were cancelled by agreement with the Company before year end 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than five percent of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission (“SEC”). Specific due dates have been established by the SEC, and the Company is required to disclose in this Information Statement any failure to file by those dates. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2007 fiscal year transactions, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors, and five-percent beneficial owners for such fiscal year except that Mike Prentice did not timely file Forms 4 on two occasions with respect to six transactions; and Ben Croxton did not timely file Forms 4 on five occasions with respect to seventeen transactions; and UTEK Corporation did not timely file a Form 3 on one occasion with respect to one transaction and Forms 4 on two occasions with respect to two transactions.  All required Forms 3 and 4 have been filed as of the date of this Information Statement.

INDEPENDENT PUBLIC ACCOUNTANTS

We have had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures with any of our accountants for the year ended December 31, 2006 and the quarterly 10QSB filings for the first, second, and third quarters of 2007. We have not had any other changes in nor have we had any disagreements, whether or not resolved, with our accountants on accounting and financial disclosures during our two recent fiscal years or any later interim period.

Audit Fees. The aggregate fees billed for each of the last two completed fiscal years for professional services rendered by Ferlita, Walsh & Gonzalez, P.A., the principal accountant for the audit of the Company’s annual financial statements and review of the financial statement included in the Company’s filings on Form 10-QSB, as well as services normally provided in connection with statutory and regulatory filings were:

2005	$11,786.50
2006	$43,730.00
2007	$47,700.00

Audit Related Fees.  Ferlita, Walsh & Gonzalez, P.A., did not bill any fees during the last two completed fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and are not reported under the caption “Audit Fees”.

Tax Fees. Ferlita, Walsh & Gonzalez, P.A., did not bill any fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

DISSENTER’S RIGHTS OF APPRAISAL

The Florida Business Corporation Act does not provide for dissenter’s rights of appraisal in connection with the above actions.

Additional Information

If you have any questions about the actions described above, you may contact Benjamin C. Croxton, CEO at 3900 31st Street N., St. Petersburg, FL 33714. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file periodic reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2006 on Form 10-KSB with the SEC. A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to the Company at 3900 31st Street N., St. Petersburg, FL 33714. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

Information Incorporated By Reference

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2006.

Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us. The distribution will be made by mail. Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

For the Board of Directors of
WORLD ENERGY SOLUTIONS, INC.

/s/ Benjamin C. Croxton
Benjamin C. Croxton,
Chief Executive Officer

February 12, 2008